UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2023
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Federal Signal Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-6003	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1415 W. 22nd Street, Oak Brook, Illinois
(Address of principal executive offices)
60523
(Zip Code)
(630) 954-2000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	FSS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

(d) On November 20, 2023, the Board of Directors (the “Board”) of Federal Signal Corporation (the “Company”) increased its size from seven to eight directors and, following the recommendation of the Nominating and Governance Committee of the Board, appointed Katrina L. Helmkamp to the Board, effective November 20, 2023. Ms. Helmkamp will serve as a member of the Audit Committee of the Board (the “Audit Committee”). As compensation for her service as a director, Ms. Helmkamp will be eligible to receive an annual base retainer of $80,000 and an annual committee retainer of $9,000 for membership on the Audit Committee, both of which will be paid quarterly and pro-rated for 2023 based upon the effective date of her appointment. Until Ms. Helmkamp meets the Company’s stock ownership requirements for directors, 50% of her annual retainers will be paid in the form of shares of our common stock. In addition, Ms. Helmkamp will be eligible to receive an annual equity award of $125,000, beginning in 2024.
In October 2022, Ms. Helmkamp was appointed Non-Executive Chair of the Board of Directors of IDEX Corporation (“IDEX”) (NYSE: IEX), where she has served as an independent director and member of multiple board committees since initially joining the IDEX board in November 2015.
From 2018 until her retirement in January 2023, Ms. Helmkamp served as President and Chief Executive Officer of Cartus Corporation (“Cartus”), the relocation services subsidiary of Anywhere Real Estate, Inc. (NYSE: HOUS). Prior to joining Cartus, Ms. Helmkamp served as Chief Executive Officer of Lenox Corporation from November 2016 to June 2018, and prior to that, Ms. Helmkamp served as Chief Executive Officer of SVP Worldwide from 2010 through 2014, and as senior vice president, North America Product for Whirlpool Corporation (NYSE: WHR) from 2008 to 2010.
Ms. Helmkamp received a Bachelor of Science in industrial engineering and an MBA from Northwestern University.
Ms. Helmkamp is not party to any arrangement or understanding with any person pursuant to which she was appointed a director, nor is Ms. Helmkamp party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K.
A copy of the related press release announcing Ms. Helmkamp’s appointment is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits
	99.1	Federal Signal Corporation Press Release, dated November 21, 2023
	104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

 SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Dated: November 21, 2023	By:	/s/ Ian A. Hudson
Ian A. Hudson, Senior Vice President and Chief Financial Officer